EXHIBIT 10.7

      VOID AFTER 5:00 P.M., NEW YORK CITY
      TIME, ON JANUARY 4, 2010
      (UNLESS EXTENDED PURSUANT TO SECTION 2 HEREOF)

      THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

      Right to Purchase 1,500,000 Shares of Common Stock, par value $0.001 per share

Date: January 4, 2005

                             SLS INTERNATIONAL, INC.
                             STOCK PURCHASE WARRANT

      THIS CERTIFIES THAT, for value received, HFTP Investment L.L.C., or its registered assigns, is entitled to purchase from SLS International, Inc., a corporation organized under the laws of the State of Delaware (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, One Million and Five Hundred Thousand (1,500,000) fully paid and nonassessable shares (the "WARRANT SHARES") of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), at an exercise price per share (the "EXERCISE PRICE") equal to $6.00. The number of Warrant Shares and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "WARRANT" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, including all Warrants issued upon transfer or exchange of this Warrant as provided herein, and the term "Warrants" means this Warrant and the other warrants of the Company issued pursuant to that certain Securities Purchase Agreement, dated as of January 3, 2005, by and among the Company and the other signatories thereto (the "SECURITIES PURCHASE AGREEMENT").

      This Warrant is subject to the following terms, provisions and conditions:

1. Exercise of Warrant; Call Option.

      (a) Subject to the provisions hereof, including, without limitation, the limitation contained in Section 10 hereof, this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "EXERCISE AGREEMENT"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by written notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or
(ii) if the holder is effectuating a Cashless Exercise (as defined in Section 9 hereof) pursuant to Section 9 hereof, delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement.

      (b) The Warrant Shares purchased upon exercise of this Warrant in accordance with this Section 1 shall be deemed to be issued to the holder hereof or the holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above or, if such date is not a business day, on the next succeeding business day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof or the holder's designee within a reasonable time, not exceeding two business days, after this Warrant shall have been so exercised (the "DELIVERY PERIOD"). If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor are not required to bear a legend (pursuant to the terms of the Securities Purchase Agreement) and the holder is not obligated to return such certificate for the placement of a legend thereon (pursuant to the Securities Purchase Agreement), the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder or the holder's designee by crediting the account of the holder or the holder's designee or its respective nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC TRANSFER"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder or the holder's designee physical certificates representing the Warrant Shares so purchased. Notwithstanding the foregoing, the holder or the holder's designee may instruct the Company to deliver to the holder or such designee physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be reasonably requested by the holder hereof or the holder's designee, shall be registered in the name of the holder or such other name as shall be designated by the holder and, following the date on which the Warrant Shares have been registered under the Securities Act pursuant to that certain Registration Rights Agreement, dated as of January 3, 2005, by and among the Company and the other signatories thereto (the "REGISTRATION RIGHTS AGREEMENT") or otherwise may be sold by the holder pursuant to Rule 144 promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

      (c) If, at any time, a holder of this Warrant submits this Warrant, an Exercise Agreement and payment to the Company of the Exercise Price for each of the Warrant Shares specified in the Exercise Agreement (including pursuant to a Cashless Exercise), and the Company fails for any reason (other than the reasons contemplated by Section 10 hereof) to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such exercise, the number of shares of Common Stock to which the holder is entitled upon such exercise (an "EXERCISE DEFAULT"), then the Company shall pay to the holder payments ("EXERCISE DEFAULT PAYMENTS") for an Exercise Default in the amount of
(i) (N/365), multiplied by (ii) the amount by which the Market Price (as defined in Section 11 hereof) of the Common Stock on the date the Exercise Agreement giving rise to the Exercise Default is transmitted in accordance with this
Section 1 (the "EXERCISE DEFAULT DATE") exceeds the Exercise Price in respect of such Warrant Shares, multiplied by (iii) the number of shares of Common Stock the Company failed to so deliver in such Exercise Default, multiplied by (iv) ..18, where N equals the number of days from the Exercise Default Date to the date that the Company effects the full exercise of this Warrant which gave rise to the Exercise Default. The accrued Exercise Default Payment for each calendar month shall be paid in cash and shall be made to the holder by the fifth day of the month following the month in which it has accrued. Nothing herein shall limit the holder's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of Section 3(b) hereof or to otherwise issue shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof, and the holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

      (d) Call Option.

            (i) At any time, and from time to time, following one year after the registration statement required to be filed by the Company pursuant to the Registration Rights Agreement (the "REGISTRATION STATEMENT") shall have been declared effective by the United States Securities and Exchange Commission (the date on which such registration statement is declared effective is hereinafter referred to as the "REGISTRATION STATEMENT EFFECTIVE DATE"), and subject to
Article XV of the Certificate of Designation, Rights and Preferences, as originally filed on December 29, 2004 and including any and all amendments and certificates of correction thereto through and including the Issuance Date (as defined therein), with respect to the Company's Series C Preferred Stock (the "CERTIFICATE OF DESIGNATION"), if all of the Required Conditions are satisfied, then the Company may deliver a written notice of such fact (a "CALL NOTICE") to all holders of this Warrant, and all holders of this Warrant shall then be required, on a date specified by the Company (the "CALL DATE"), which date shall be no less than 20 business days, and no more than 30 business days, from the date of the Call Notice, to either (A) exercise this Warrant, in whole or as to any part then remaining, pursuant to the applicable exercise procedures in this
Section 1 and subject to Section 10 hereof, or (B) tender this Warrant, in whole or as to any part then remaining, in exchange for payment by the Company of $0.01 per Warrant Share issued pursuant to such exercise.

            (ii) The "Required Conditions" shall consist of the following:

                  (1) the Market Price of the Common Stock (A) for any 20 consecutive trading-day period following the Registration Statement Effective Date and (B) as of the close of trading of the Common Stock on the Call Date shall, in each case, equal or exceed 200% of the Exercise Price then in effect;

                  (2) the Registration Statement shall continue to be effective up through and including the date of the Call Date (it being understood that the Company shall comply with all of its obligations under the Registration Rights Agreement relating to the effectiveness of such Registration Statement);

                  (3) all shares of Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the Warrants shall then have been (a) duly authorized and reserved for issuance, (b) registered under the Securities Act for resale by the holders or available for sale under Rule 144(k), and (c) listed, quoted or traded on at least one of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or the Nasdaq Over-the Counter Bulletin Board;

                  (4) no Redemption Event (as defined in Article VIII of the Certificate of Designation) shall have occurred without having been cured; and

                  (5) all amounts, if any, then accrued or payable under the Certificate of Designation and the Registration Rights Agreement shall have been paid.

If any portion of this Warrant may not be exercised pursuant to Section 10 hereof, then (x) that portion of the Warrant not exercised shall remain outstanding and (y) the Company may deliver additional Call Notices with respect to such remaining portion of this Warrant, provided that, in the case of each such additional Call Notice, (I) the Required Conditions are met and (II) the Company complies with the procedures set forth in Section 1(d)(i) hereof. If the holder of this Warrant is required but fails to exercise this Warrant (or any portion hereof) pursuant to and in accordance with this Section 1(d) on the Call Date, then the Company may, at any time during the 10 business day period following the Call Date, repurchase the Warrant or such portion thereof subject to the Call Notice for a price of $.001 per underlying share of Common Stock effective immediately upon written notice of such repurchase to the holder within such 10 business day period.

2. Period of Exercise. This Warrant shall be exercisable at any time or from time to time during the period (the "EXERCISE PERIOD") commencing on the date of initial issuance of this Warrant (the "ISSUE DATE") and ending at 5:00 p.m., New York City time, on the fifth anniversary of the Issue Date. The Exercise Period shall automatically be extended by one day for each day on which (a) the Company does not have a number of shares of Common Stock reserved for issuance upon exercise hereof at least equal to 100% of the Registrable Securities (as defined in the Registration Rights Agreement) issued or issuable upon conversion of the Preferred Stock (without giving effect to any limitations on conversion contained in the Certificate of Designation) and exercise of the Warrant (without giving effect to any limitation on exercise contained herein), or otherwise fails to deliver shares of Common Stock in the names set forth in
Section 1 hereof upon exercise hereof, or (b) the Warrant Shares are not then otherwise registered for resale as required pursuant to the terms of the Registration Rights Agreement.

3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

      (a) Shares to be Fully Paid. All Warrant Shares are duly authorized and shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances.

      (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved sixteen million (16,000,000) shares of its authorized but unissued shares of Common Stock and, thereafter, the number of authorized but unissued shares of Common Stock so reserved shall at all times be sufficient to provide for (1) the full conversion of all of the Series C Preferred Stock outstanding, together with all accrued and/or paid Premium as of such date, at the then current Conversion Price thereof (without giving effect to the limitations contained in Article XV of the Certificate of Designation) and (2) the full exercise of the Warrants outstanding at the then current Exercise Price (as defined in the Warrant) thereof (without giving effect to the limitations contained in Section 10 hereof).

      (c) Listing. The Company shall ensure that the shares of Common Stock issuable upon exercise of this Warrant shall be quoted on the Nasdaq Over-the-Counter Bulletin Board (the "OTC") or shall be listed or quoted on such other national securities exchange or automated or electronic quotation system, if any, upon which shares of Common Stock are then listed or quoted or become listed or quoted (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall so trade or be so listed or quoted, such trading, listing or quotation of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall maintain the quotation of the Common Stock on the OTC or list or apply for quotation on such other national securities exchange or automated or electronic quotation system, as the case may be, and shall maintain such listing or quotation of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be quoted on the OTC or be listed or quoted on such other national securities exchange or automated or electronic quotation system.

      (d) Certain Actions Prohibited. The Company shall not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the economic benefit inuring to the holder hereof and the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant free and clear of all taxes, liens and encumbrances.

      (e) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

      (f) Blue Sky Laws. The Company shall, on or before the date of issuance of any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the holder of this Warrant prior to such date; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any such jurisdiction or (iii) file a general consent to service of process in any such jurisdiction.

4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4.

      (a) Stock Splits, Stock Dividends, Etc. If, at any time during the Exercise Period, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Exercise Price in effect immediately prior to such increase shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination, reclassification or other similar event, the Exercise Price in effect immediately prior to such decrease shall be proportionately increased. In such event, the Company shall notify its transfer agent of such change on or before the effective date thereof.

      (b) Merger, Consolidation, Etc. If, at any time during the Exercise Period, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Company with any other entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Company or (iv) any share exchange or other transaction pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) - (iv) above being a "CORPORATE CHANGE"), then the holder hereof shall thereafter have the right to receive upon exercise of this Warrant, in lieu of the Warrant Shares otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of Warrant Shares which would have been issuable upon exercise had such Corporate Change not taken place (without giving effect to the limitations contained in Section 10), and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the holder hereof) shall be made with respect to the rights and interests of the holder to the end that the economic value of this Warrant is in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Company, an immediate adjustment of the Exercise Price and Warrant Shares so that the Exercise Price and Warrant Shares immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity's common stock that existed between the Exercise Price and the Warrant Shares and the value of the Company's Common Stock immediately prior to such Corporate Change) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise thereof. The Company shall not effect any Corporate Change unless (A) the holder hereof has received written notice of such transaction at least 45 days prior thereto, but in no event later than 15 days prior to the record date for the determination of stockholders entitled to vote with respect thereto, (B) if required by Section 4(h) of the Securities Purchase Agreement, the consent of the Purchasers (as such term is defined in the Securities Purchase Agreement) shall have been obtained in accordance with such Section 4(h), and (C) the resulting successor or acquiring entity (if not the Company) assumes by written instrument (in form and substance reasonable satisfactory to the holder hereof) the obligations of the Company under this Warrant. The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon exercise hereof as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

      (c) Distributions. If, at any time during the Exercise Period, the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a "DISTRIBUTION"), then the holder hereof shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made), to receive the amount of such assets which would have been payable to the holder with respect to the Warrant Shares issuable upon such exercise (without giving effect to the limitations contained in Section 10) had the holder hereof been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made).

      (d) Convertible Securities and Purchase Rights. If, at any time during the Exercise Period, the Company issues any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("CONVERTIBLE SECURITIES") or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("PURCHASE RIGHTS") pro rata to the record holders of any class of Common Stock, whether or not such Convertible Securities or Purchase Rights are immediately convertible, exercisable or exchangeable, then the holder hereof shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights are issued), to receive the aggregate number of Convertible Securities or Purchase Rights which the holder would have received with respect to the Warrant Shares issuable upon such exercise (without giving effect to the limitations contained in Section 10) had the holder hereof been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights were issued). If the right to exercise or convert any such Convertible Securities or Purchase Rights would expire in accordance with their terms prior to the exercise of this Warrant, then the terms of such Convertible Securities or Purchase Rights shall provide that such exercise or convertibility right shall remain in effect until 30 days after the date the holder receives such Convertible Securities or Purchase Rights pursuant to the exercise hereof.

      (e) Dilutive Issuances.

            (i) Adjustment Upon Dilutive Issuance. If the Company issues or sells, or in accordance with subparagraph (ii) of this Section 4(e) is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price in effect on the date of issuance or sale (or deemed issuance or sale) (a "DILUTIVE ISSUANCE"), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted in accordance with the following formula:

                 AEP  = C x O+P/C
                            -----
                            CSDO

where:

      AEP   = the adjusted Exercise Price;
      C     = the Exercise  Price on (a) for  purposes  any private  offering of securities  under Section 4(2) of the Securities  Act, the date that the Company enters into legally  binding  definitive  agreements for the  issuance of such Common Stock and (b) for purposes of any other such issuance of Common Stock, the date of issuance thereof;
      O     = the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;
      P     = the  aggregate  consideration,  calculated as set forth in Section
            4(e)(ii)  hereof,   received  by  the  Company  upon  such  Dilutive
            Issuance; and
      CSDO  = the total  number of shares of Common Stock  actually  outstanding
            (after  giving  effect to the Dilutive  Issuance,  and not including shares of Common  Stock held in the treasury of the  Company),  plus
            (a) in the case of any adjustment  required by this Section  4(e)(i)
            due to the issuance of Purchase Rights,  the maximum total number of shares of Common  Stock  issuable  upon the exercise of the Purchase
            Rights for which the  adjustment is required  (including  any Common
            Stock  issuable  upon  the  conversion  of  Convertible   Securities
            issuable upon the exercise of such Purchase Rights), and (y) in the case of any adjustment required by this Section 4(e)(i) due to the issuance of Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

      Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 4(e) if such adjustment would result in an increase in the Exercise Price.

            (ii) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under clause (i) of this Section 4(e), the following will be applicable:

                  (1) Issuance of Purchase Rights. If the Company issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in clause (ii)(2) of this Section 4(e)) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

                  (2) Issuance of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. If the Convertible Securities so issued or sold do not have a fluctuating conversion or exercise price or exchange ratio, then for the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in this clause (ii)(2) of this Section 4(e)) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. If the Convertible Securities so issued or sold have a fluctuating conversion or exercise price or exchange ratio (a "VARIABLE RATE CONVERTIBLE SECURITY"), then for purposes of the next preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Variable Rate Convertible Security have been satisfied) if the conversion price of such Variable Rate Convertible Security on the date of issuance or sale thereof was seventy-five percent (75%) of the actual conversion price on such date (the "ASSUMED VARIABLE MARKET PRICE"), and, further, if the conversion price of such Variable Rate Convertible Security at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 4(e) with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been seventy-five percent (75%) of the actual conversion price of such Variable Rate Convertible Security existing at the time of the adjustment required by this sentence. No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

                  (3) Change in Option Price or Conversion Rate. If there is a change at any time in (A) the amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (B) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities; or (C) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold; provided, however, that if (x) the Exercise Price is readjusted in respect of any change to any Purchase Right or Convertible Security pursuant to the foregoing and (y) such Purchase Right or Convertible Security remains unexercised or unconverted, respectively, at the time of expiration or termination of such Purchase Right or Convertible Security, then the Exercise Price shall, effective upon such expiration or termination, again be readjusted to reverse the readjustment referred to in clause (x) above. Notwithstanding any of the foregoing in this Section 4(e)(ii)(3), no adjustment shall be made pursuant to this Section 4(e)(ii)(3) if such adjustment would result in an increase in the Exercise Price above the Exercise Price in effect immediately prior to the initial readjustment referred to in clause (x) of the preceding sentence.

                  (4) Calculation of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase
Rights or Convertible Securities, as the case may be. Notwithstanding anything else herein to the contrary, if Common Stock, Purchase Rights or Convertible Securities are issued or sold in conjunction with each other as part of a single transaction or in a series of related transactions, the holder hereof may elect to determine the amount of consideration deemed to be received by the Company therefor by deducting the fair value of any type of securities (the "DISREGARDED SECURITIES") issued or sold in such transaction or series of transactions. If the holder makes an election pursuant to the immediately preceding sentence, no adjustment to the Exercise Price shall be made pursuant to this Section 4(e) for the issuance of the Disregarded Securities or upon any conversion, exercise or exchange thereof. For example, if the Company were to issue convertible notes having a face value of $1,000,000 and warrants to purchase shares of Common Stock at an exercise price equal to the Market Price of the Common Stock on the date of issuance of such warrants in exchange for $1,000,000 of consideration, the fair value of the warrants would be subtracted from the $1,000,000 of consideration received by the Company for the purposes of determining whether the shares of Common Stock issuable upon conversion of the convertible notes shall be deemed to be issued at a price per share below Exercise Price and, if so, for purposes of determining any adjustment to the Exercise Price hereunder as a result of the issuance of the convertible notes. The Company shall calculate, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the holder hereof does not agree to such fair market value calculation within three business days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder, with the costs of such appraisal to be borne by the Company.

                  (5) Issuances Pursuant to Existing Securities. If the Company issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments (other than as a result of stock splits, stock dividends and the like) contained in any Convertible Securities or Purchase Rights outstanding as of the date hereof but not included in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement, then all shares of Common Stock so issued shall be deemed to have been issued for no consideration. If the Company issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments contained in any Convertible Securities or Purchase Rights included in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement as a result of the issuance of the Series C Preferred Stock or Warrants pursuant to the Securities Purchase Agreement and the number of shares that the Company issues (or is obligated to issue) as a result of such initial issuance exceeds the amount specified in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement, such excess shares shall be deemed to have been issued for no consideration.

                  (6) Exceptions to Adjustment of Exercise Price. No adjustment to the Exercise Price shall be made: (i) upon the exercise of any Purchase
Rights set forth in Section 3(c)(ii) of the Disclosure Schedule to the Securities Purchase Agreement in accordance with the terms of such Purchase Rights as of such date, provided that in the case of each agreement under the heading "Pending Agreements" in Section 3(c)(ii) of the Disclosure Schedule, such agreement includes either (A) an exercise or conversion price of at least $2.50 per share or (B) a covenant by the party acquiring securities thereunder obligating such party not to sell more than 5,000 shares of Common Stock in any single trading day nor more than 25,000 shares of Common Stock in any calendar week, in each case, until the trading price of the Common Stock is above $6.00 per share; (ii) upon the grant or exercise of any Common Stock, Convertible Securities or Purchase Rights to employees, officers or directors of, or consultants to, the Company which may hereafter be granted to or exercised by any employee, officer, director or consultant under any equity compensation or similar benefit plan of the Company now existing or to be implemented in the future, so long as (A) such plan and the issuance of such Common Stock, Convertible Securities or Purchase Rights is approved in accordance with reasonable judgment by a majority of the Board of Directors of the Company or a majority of the members of a committee consisting exclusively of independent, non-employee directors established for such purpose, and (B) such plan is approved by the stockholders of the Company if and to the extent required from time to time under the Securities Act, the Exchange Act, the rules and regulations of the Commission thereunder and/or the listing standards of any national exchange or quotation service; (iii) upon conversion of the Series C Preferred Stock or exercise of the Warrants or upon any adjustment to the conversion price of the Series C Preferred Stock or the exercise price of the Warrants; (iv) the issuance of securities in a bona fide business acquisition;
(v) upon the issuance of securities in connection with strategic business partnerships, joint ventures or collaborative agreements relating to the promotion of the Company's products in each case, the primary purpose of which, in the reasonable judgment of the Board of Directors, is not to raise additional capital; or (vi) upon the issuance of securities pursuant to any equipment financing from a bank or similar financial or lending institution approved by the Board of Directors and to the extent not otherwise restricted by Article XIII.(vii) of the Certificate of Designation.

      (f) Other Action Affecting Exercise Price. If, at any time during the Exercise Period, the Company takes any action affecting the Common Stock that would be covered by Section 4(a) through (e), but for the manner in which such action is taken or structured, which would in any way diminish the value of this Warrant, then the Exercise Price shall be adjusted in such manner as the Board of Directors of the Company shall in good faith determine to be equitable under the circumstances. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 4(f) if such adjustment would result in an increase to the Exercise Price.

      (g) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant at each such Exercise Price shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant at such Exercise Price immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

      (h) Notice of Adjustment. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 4 amounting to a more than one percent (1%) change in such Exercise Price, or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to each holder of hereof a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Company shall, upon the written request at any time of any holder hereof, furnish to such holder a like Warrant reflecting (i) such adjustment or readjustment or change, (ii) the Exercise Price in effect at the time of such request and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon exercise of the Warrant. Such calculation shall be certified by the chief financial officer of the Company.

      (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

      (j) Other Notices. In case at any time:

            (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

            (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

            (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

            (iv)  there  shall  be  a  voluntary  or  involuntary   dissolution,
liquidation or winding up of the Company;

then,  in each such case,  the Company  shall give to the holder of this Warrant
(A) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least forty-five (45) days prior to the record date or the date on which the Company's books are closed in respect thereto but in no event later than 15 days prior to the record date for the determination of stockholders entitled to vote with respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i),
(ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder hereof.

5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7. Transfer, Exchange, Redemption and Replacement of Warrant.

      (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Sections 7(f) and 10 hereof and to the provisions of
Section 5(b) of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in
Section 8 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

      (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares (at the Exercise Price) as shall be designated by the holder hereof at the time of such surrender.

      (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this
Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other reasonable expenses (other than legal expenses, if any, incurred by the holder of this Warrant or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7. The Company shall indemnify and reimburse the holder of this Warrant for all losses and damages arising as a result of or related to any breach of the terms of this Warrant, including reasonable costs and expenses (including legal fees) incurred by such holder in connection with the enforcement of its rights hereunder.

      (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

      (f) Transfer or Exchange Without Registration. If, at the time of the surrender of this Warrant in connection with any transfer or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws (the cost of which shall be borne by the Company if the Company's counsel renders such an opinion, and up to $1,000 of such cost shall be borne by the Company if the holder's counsel is required to render such opinion), (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "ACCREDITED INVESTOR" as defined in Rule 501(a) promulgated under the Securities Act;
provided, however, that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

9. Cashless Exercise. If, at any time from and after 150 days following the Issue Date, the Registration Statement is not effective as and to the extent required under the Registration Rights Agreement, then this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "CASHLESS EXERCISE"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price of a share of the Common Stock on the date of exercise and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. The holder of this Warrant shall not be entitled to exercise this Warrant (or any portion hereof) on a Cashless Exercise basis except pursuant to the foregoing in this Section 9.

10. Additional Restrictions on Exercise and Transfer. In no event shall the holder hereof have the right (or obligation pursuant to Section 1(d) hereof) to exercise any portion of this Warrant for shares of Common Stock or to dispose of any portion of this Warrant to the extent that such right to effect such exercise or disposition would result in the holder and its affiliates together beneficially owning more than 4.99% of the outstanding shares of Common Stock. For purposes of this Section 10, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restriction contained in this
Section 10 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the holder hereof shall approve, in writing, such alteration, amendment, deletion or change.

11. Certain Definitions. For purposes of this Warrant, the following capitalized terms shall have the respective meanings assigned to them:

      (a) "BUSINESS DAY" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

      (b) "MARKET PRICE" means, for any security as of any date, the last bid price of such security on the OTC or the Bulletin Board Exchange or other principal trading market where such security is listed, quoted or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and, for so long as the Initial Holder holds this Warrant (or any portion hereof), reasonably acceptable to the Initial Holder if Bloomberg Financial Markets is not then reporting closing bid prices of such security) (collectively, "BLOOMBERG"), or if the foregoing does not apply, the closing sales price of such security on a national exchange or on the OTC on any other electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date which was a trading day. If the Market Bid Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Market Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and, for so long as the Initial Holder holds this Warrant (or any portion hereof), reasonably acceptable to the Initial Holder, with the costs of such appraisal to be borne by the Company.

      (c) "TRADING DAY" means any day on which principal United States securities exchange or trading market where the Common Stock is then listed or traded, is open for trading.

12. Miscellaneous.

      (a) Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. Each of the Company and the holders of this Warrant irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the County of New Castle, State of Delaware, in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. Each of the Company and the holders of this Warrant irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. Each of the Company and the holders of this Warrant further agrees that service of process upon it mailed by first class mail shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect the right of the holder to serve process in any other manner permitted by law Each of the Company and the holders of this Warrant that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

      (b) Construction. Whenever the context requires, the gender of any word used in this Warrant includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Warrant, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

      (c) Severability. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant or the validity or enforceability of this Warrant in any other jurisdiction.

      (d) Entire Agreement; Amendments. This Warrant contains the entire understanding of the Company and the holder hereof with respect to the matters covered herein. Subject to any additional express provisions of this Warrant, no provision of this Warrant may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and no provision of this Warrant may be amended other than by an instrument in writing signed by the Company and the holder.

      (e) Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party's address:

            (i) If to the Company:

                SLS International, Inc.
                3119 South Scenic
                Springfield, Missouri 65807
                Telephone: (417) 883-4549
                Facsimile:  (417) 883-2723
                Attention:  President and Controller

                with a copy simultaneously  transmitted by like means
                (which   transmittal   shall  not  constitute  notice
                hereunder) to:

                Freeborn & Peters LLP
                311 South Wacker Drive
                Suite 3000
                Chicago, IL 60606
                Telephone: (312) 360-6312
                Facsimile:  (312) 360-6597
                Attention:  Jeffrey M. Mattson, Esq.

            (ii) If to the holder, at such address as shall be set forth in the Warrant Register from time to time.

      (f) Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, the Company shall not assign this Warrant or its obligations hereunder. The holder hereof may assign or transfer this Warrant and such holders rights hereunder in accordance with Section 7 hereof.

      (g) Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder by vitiating the intent and purpose of this Warrant. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

      (h) Remedies Cumulative. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders hereof and that the remedy at law for any such breach may be inadequate. The Company therefore agrees, in the event of any such breach or threatened breach, that the holders hereof shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

                [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                              SLS INTERNATIONAL, INC.



                                              By:_______________________________
                                              Name:
                                              Title:

                   [SIGNATURE PAGE TO STOCK PURCHASE WARRANT]

                           FORM OF EXERCISE AGREEMENT

         (TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE THE WARRANT)

To:   SLS International, Inc.
      3119 South Scenic
      Spingfield, Missouri
      Facsimile: (417) 883-2723
      Attention: Chief Executive Officer

      The  undersigned  hereby  irrevocably  exercises  the  right  to  purchase
_____________ shares of the Common Stock of SLS International, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), evidenced by the attached Warrant, and herewith [makes payment of the Exercise Price with respect to such shares in full][elects to effect a Cashless Exercise (as defined in Section 9 of such Warrant)], all in accordance with the conditions and provisions of said Warrant.

      The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

            |_| The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC TRANSFER"), provided that such transfer agent participates in the DTC Fast Automated Securities Transfer program.

            |_| In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:_________________                     ____________________________________
                                                 Signature of Holder

                                            ____________________________________
                                                 Name of Holder (Print)

                                                 Address:
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________

                               FORM OF ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth herein below, to:

Name of Assignee               Address                     No. of Shares
----------------               -------                     -------------





,      and      hereby      irrevocably       constitutes      and      appoints
_____________________________________  as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, ____

In the presence of

__________________

                                  Name:_________________________________________


                                  Signature:____________________________________
                                  Title of Signing Officer or Agent (if any):

                                  ______________________________________________


                                  Address:______________________________________
                                          ______________________________________
                                          ______________________________________


                                  Note: The above signature should correspond exactly with the name on the face of the within Warrant.